UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 5, 2012

(Date of earliest event reported)

Legend Oil and Gas, Ltd.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-49752	84-1570556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1218 Third Avenue, Suite 505 Seattle, Washington	98101
(Address of Principal Executive Offices)	Zip Code

(206) 910-2687

(Registrant’s telephone number, including area code)

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 29, 2012, the Legend Oil and Gas, Ltd. (the “Company”) closed the sale of the Divide County assets in North Dakota for gross proceeds of $436,183 to American Eagle Energy Corporation.

On November 5, 2012, Legend Energy Canada, Ltd., a wholly-owned subsidiary of the Company, sold a significant portion of its interests in the Swan Hills area of Alberta for gross proceeds of CA$1,000,000, accompanied by a reduction in the revolving bank line of CA$350,000. Coral Hill Energy Ltd., a Calgary, Alberta Canada corporation purchased a 64% undivided interest in the property and Cresent Point Resources Partnership, a Calgary, Alberta Canada general partnership purchased a 36% undivided interest in the property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2012

LEGEND OIL AND GAS LTD.

By:	/s/ James Vandeberg
James Vandeberg, Vice President